EX-31.3 Section 302 Certification of CEO

CERTIFICATION PURUSANT TO RULES 13(a)-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATIONS

I, Stéphane Bancel., certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Moderna, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 25, 2019	By:	/s/ Stéphane Bancel
Stéphane Bancel
Chief Executive Officer
(Principal Executive Officer)